Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2015
Commitments and Contingent Liabilities
18.	Commitments and Contingent Liabilities

Commitments

At December 31, 2015, commitments outstanding for the purchase of property, plant and equipment approximated ¥43,059 million, and commitments outstanding for the purchase of parts and raw materials approximated ¥75,439 million.

Canon occupies sales offices and other facilities under lease arrangements accounted for as operating leases. Deposits made under such arrangements aggregated ¥13,561 million and ¥13,847 million at December 31, 2015 and 2014, respectively, and are included in noncurrent receivables in the accompanying consolidated balance sheets. Rental expenses under such operating lease arrangements amounted to ¥46,483 million, ¥43,215 million and ¥44,562 million for the years ended December 31, 2015, 2014 and 2013, respectively.

Future minimum lease payments required under noncancelable operating leases that have initial or remaining lease terms in excess of one year at December 31, 2015 are as follows:

(Millions of yen)
Year ending December 31:
2016	¥26,294
2017	20,328
2018	13,855
2019	8,847
2020	6,115
Thereafter	12,153

Total future minimum lease payments	¥87,592

Guarantees

Canon provides guarantees for bank loans of its employees, affiliates and other companies. The guarantees for the employees are principally made for their housing loans. The guarantees of loans of its affiliates and other companies are made to ensure that those companies operate with less financial risk.

For each guarantee provided, Canon would have to perform under a guarantee if the borrower defaults on a payment within the contract periods of 1 year to 30 years, in the case of employees with housing loans, and 1 year to 5 years, in the case of affiliates and other companies. The maximum amount of undiscounted payments Canon would have had to make in the event of default is ¥7,685 million at December 31, 2015. The carrying amounts of the liabilities recognized for Canon’s obligations as a guarantor under those guarantees at December 31, 2015 were not significant.

Canon also issues contractual product warranties under which it generally guarantees the performance of products delivered and services rendered for a certain period or term. Changes in accrued product warranty costs for the years ended December 31, 2015 and 2014 are summarized as follows:

	Years ended December 31
	2015	2014
	(Millions of yen)
Balance at beginning of year	¥11,564	¥10,890
Additions	18,942	15,699
Utilization	(12,404)	(12,039)
Other	(4,088)	(2,986)

Balance at end of year	¥14,014	¥11,564

Legal proceedings

Canon is involved in various claims and legal actions arising in the ordinary course of business. Canon has recorded provisions for liabilities when it is probable that liabilities have been incurred and the amount of loss can be reasonably estimated. Canon reviews these provisions at least quarterly and adjusts these provisions to reflect the impact of the negotiations, settlements, rulings, advice of legal counsel and other information and events pertaining to a particular case. Based on its experience, although litigation is inherently unpredictable, Canon believes that any damage amounts claimed in outstanding matters are not a meaningful indicator of Canon’s potential liability. In the opinion of management, any reasonably possible range of losses from outstanding matters would not have a material adverse effect on Canon’s consolidated financial position, results of operations, or cash flows.